UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 15, 2004

Health & Nutrition Systems International, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-29245	65-0452156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3750 Investment Lane, Suite 5, West Palm Beach, Florida 33404

(Address of Principal Executive Office) (Zip Code)

(561) 863-8446

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Disclosure of Results of Operations and Financial Condition.

On November 16, 2004, the Company issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits

(a)

Financial statements of businesses acquired.

Not applicable.

(b)

Pro forma financial information

Not applicable.

(c)

Exhibits

Exhibit	Description

99.1	Press Release issued by the Company on November 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEALTH & NUTRITION SYSTEMS INTERNATIONAL INC.

Date: November 16, 2004	By:	/s/ JAMES A. BROWN
James A. Brown Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued by the Company on November 16, 2004